UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        May 10, 2005
                                                ------------------------------

                  DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC
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            (Exact name of registrant as specified in its charter)


   State of Michigan                   333-123226               38-3536414
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(State of other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)


        27777 Inkster Rd., Farmington Hills, Michigan               48334
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         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code              (248) 512-3990
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 8.01.  Other Events.
                     ------------

         In connection with the proposed offering of DaimlerChrysler Auto Trust 2005-B, Asset Backed Notes, Class A-2, Class A-3, Class A-4 and
Class B, attached as Exhibit 99 are certain materials prepared by DaimlerChrysler Services North America LLC that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.


         Item 9.01.  Financial Statements and Exhibits.
                     ---------------------------------

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


         (a) Financial statements of businesses acquired;

         None

         (b) Pro forma financial information:

         None

         (c) Exhibits:

                      99 Material prepared by DaimlerChrysler Services North America LLC in connection with DaimlerChrysler Auto Trust 2005-B pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Commission to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.



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                                  SIGNATURES
                                  ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               DaimlerChrysler Services North America LLC



                               By:      /s/ B.C. Babbish
                                        -------------------------------------
                                        B. C. Babbish
                                        Assistant Secretary



Date:  May 11, 2005


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                                 EXHIBIT INDEX


Exhibit
  No.                    Description of Exhibit
 ----                    ----------------------

99 Material prepared by DaimlerChrysler Services North America LLC in connection with DaimlerChrysler Auto Trust 2005-B pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Commission to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.